Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events
On August 30, 2011, the first of four LNG carriers servicing the Angola LNG Project was delivered and commenced its 20 year fixed-rate charter. Concurrently, the Partnership acquired Teekay Corporation’s 33% ownership interest in this vessel and related charter contract for a total equity purchase price of approximately $19 million (net of assumed debt of $65 million).